UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 22, 2003

PERICOM SEMICONDUCTOR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

0-27026	77-0254621
(Commission File Number)	(I.R.S. Employer Identification No.)

2380 Bering Drive, San Jose, California    95131

      (Address of Principal Executive Offices)  (Zip Code)

(408) 435-0800

(Registrant’s Telephone Number, Including Area Code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description

99.1	Press Release issued by Pericom Semiconductor Corporation dated April 22, 2003.

Item 9.    Regulation FD Disclosure.

This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with the Securities and Exchange Commission Release No. 33-8216.

On April 22, 2003, Pericom Semiconductor Corporation issued a press release announcing earnings results for the fiscal third quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION

By:	/s/ ALEX C. HUI
Alex C. Hui
President and Chief Executive Officer

Date: April 22, 2003

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